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                                                                   EXHIBIT 10.15

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 29, 2004 and entered into by and among Fisher Scientific International Inc., a Delaware corporation (the "Borrower"), the financial institutions listed herein (the "Lenders"), and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and, for purposes of Section 4 hereof, Fisher Scientific Company L.L.C., Fisher Clinical Services Inc., Fisher Scientific Worldwide, Inc., HyClone Laboratories, Inc. and Apogent Technologies Inc. (collectively, the "Guarantors"), and is made with reference to that certain Credit Agreement, dated as of August 2, 2004, by and among the Borrower, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and certain other financial institutions party thereto (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to (i) change the definition of "Applicable Rate" as set forth herein and (ii) extend to December 31, 2005 the date on which the Tranche A-2 Term Loan Commitments shall expire;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

            Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Rate" therefrom in its entirety and substituting the following therefor:

            "Applicable Rate" means, from time to time, the following percentages per annum, based upon the Applicable Debt Rating as set forth below:

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                                 APPLICABLE RATE

LEVEL       APPLICABLE DEBT RATING        BASE RATE LOANS  EURODOLLAR RATE LOANS  LETTER OF CREDIT FEE  COMMITMENT FEE
I      Higher than BBB or Baa2                 0.00%              0.625%                0.625%              0.175%

II     BBB or Baa2                             0.00%               0.75%                 0.75%               0.20%

III    BBB- or Baa3                            0.00%               1.00%                 1.00%               0.25%

IV     BB+ or Ba1                              0.25%               1.25%                 1.25%               0.30%

V      Lower than BB+ or Ba1, or unrated       0.50%               1.50%                 1.50%              0.375%

      ; provided, however, that until the earlier of (a) the delivery of the financial statements for the second fiscal quarter ending after the Closing Date and (b) the date that the financial statements for the second fiscal quarter ending after the Closing Date are required to be delivered pursuant to Section 6.01, the Applicable Rate shall be determined based upon Level III above. Thereafter, each change in the Applicable Rate resulting from a change in the Applicable Debt Rating shall become effective on the date of the public announcement thereof. Any adjustment in the Applicable Rate shall apply to existing Eurodollar Rate Loans as well as any new Eurodollar Rate Loans."

            1.2 AMENDMENTS TO SECTION 2: COMMITMENTS AND CREDIT EXTENSIONS.

            A. Section 2.01(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "Each Lender that has a Tranche A-2 Term Loan Commitment severally agrees to lend to the Borrower, on any Business Day after the conditions set forth in Section 4.03 have been satisfied through and including December 31, 2005, an amount not exceeding its Tranche A-2 Term Loan Commitment. The aggregate amount of the Tranche A-2 Term Loan Commitments is $300,000,000. Each Lender's Tranche A-2 Term Loan Commitment shall expire immediately and without further action on December 31, 2005 if the Tranche A-2 Term Loans are not made on or before that date. The Borrower may make only one borrowing under the Tranche A-2 Term Loan Commitments. Amounts borrowed under this Section 2.01(b) and subsequently repaid or prepaid may not be reborrowed. Tranche A-2 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

            B. Section 2.10(b) of the Credit Agreement is hereby amended by deleting the language preceding the table in its entirety and substituting the following therefor:

            "The Borrower shall make principal payments on the Tranche A-2 Term Loans in installments on the dates and in amounts corresponding to the percentages of the aggregate outstanding principal amount of Tranche A-2 Term Loans (as of the Funding Date of the Tranche A-2 Term Loans) as of each such date set forth below; provided, however, that in the event that the Funding Date of the Tranche A-2 Term Loans occurs after December 31, 2004, any amounts scheduled to be repaid prior to the last day of the

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      first full fiscal quarter following such Funding Date shall be due on the
      Tranche A-2 Term Loan Maturity Date:"

            C. Section 2.12(b) of the Credit Agreement is hereby amended by deleting the reference to "0.375%" contained therein and substituting "0.25%" therefor and by deleting the reference to "December 31, 2004" contained in clause (ii) thereof and substituting "December 31, 2005" therefor.

            D. Section 2.12(b) of the Credit Agreement is hereby further amended by deleting the second to last sentence in its entirety and substituting the following therefor:

            "The ticking fee shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the earlier of (A) the Funding Date of the Tranche A-2 Term Loans or (B) the first Business Day after December 31, 2005."

            SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

            A. LOAN PARTY DOCUMENTS. The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the applicable Loan Party, each dated the First Amendment Effective Date and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

            (i) A certificate, dated as of the First Amendment Effective Date, of the Borrower's corporate secretary or an assistant secretary, certifying that there have been no changes in the Borrower's Organization Documents from the form of Organization Documents previously delivered to the Lenders;

            (ii) Resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            (iii) Signature and incumbency certificates of its officers executing this Amendment; and

            (iv) Copies of this Amendment executed by each Loan Party.

            B. LENDERS. The Administrative Agent shall have received copies of this Amendment executed by the Required Lenders and each Lender with Tranche A-1 Term Loan Exposure, Tranche A-2 Term Loan Exposure or Revolving Loan Exposure.

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            C. FEES. The Borrower shall have paid to the Administrative Agent, for ratable distribution to each Lender with Tranche A-2 Term Loan Exposure, an upfront fee equal to 0.125% of the sum of each such Lender's Tranche A-2 Term Loan Exposure.

            D. COMPLETION OF PROCEEDINGS. On or before the First Amendment Effective Date, the Administrative Agent and its counsel shall have received all counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

            SECTION 3. REPRESENTATIONS AND WARRANTIES

            In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

            A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment.

            B. AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Organization Documents of the Borrower or any Guarantor;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than the creation of Liens under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders) under, (a) any Contractual Obligation to which the Borrower or any Guarantor is a party or (b) any material order, injunction, writ or decree of any Governmental Authority to which the Borrower, any Guarantor or the property of the Borrower or any Guarantor is subject; or (iii) violate any Law in any material respect.

            C. GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No material approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with, any Governmental Authority or any other Person that has not been obtained or made is necessary or required in connection with the execution, delivery or performance by, or enforceability against, the Borrower or any Guarantor of this Amendment.

            D. BINDING EFFECT. This Amendment has been duly executed and delivered by the Borrower and each Guarantor. This Amendment constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (after giving effect to the First Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties

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specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of
Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section
6.01 of the Credit Agreement.

            F. ABSENCE OF DEFAULT. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment.

            SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Each Guarantor hereby acknowledges and agrees that any of the ancillary, Guaranty and Collateral Documents (each, a "Credit Support Document") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

            SECTION 5. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                FISHER SCIENTIFIC INTERNATIONAL INC.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                FISHER SCIENTIFIC COMPANY L.L.C.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                FISHER CLINICAL SERVICES INC.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                FISHER SCIENTIFIC WORLDWIDE INC.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                HYCLONE LABORATORIES, INC.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                APOGENT TECHNOLOGIES INC.

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                      First Amendment to Fisher Credit Agreement

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                                BANK OF AMERICA, N.A., as Administrative
                                Agent and as a Lender

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                      First Amendment to Fisher Credit Agreement

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                                BANC OF AMERICA SECURITIES, as Sole
                                Lead Arranger and Sole Book Manager

                                By: ________________________________
                                Name: ______________________________
                                Title: _____________________________

                                      First Amendment to Fisher Credit Agreement